UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF THE

SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): May 28, 2021

FHC HOLDINGS CORPORATION

(Exact Name of Registrant as Specified in Its Charter)

Delaware
001-35239	(State or Other Jurisdiction of Incorporation)	20-8874704
(Commission File Number)		(I.R.S. Employer Identification No.)

8760 Clay Road, Houston, Texas		77080
(Address of Principal Executive Offices)		(Zip Code)

(713) 864-1358

(Registrant’s Telephone Number, Including Area Code)

Francesca’s Holding Corporation

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
None	N/A	N/A

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 7.01	Regulation FD Disclosure.

As previously reported, on December 3, 2020, FHC Holdings Corporation (the “Company”) (f/k/a Francesca’s Holding Corporation) and each of its subsidiaries (together with the Company, the “Debtors”) commenced voluntary cases (the “Chapter 11 Cases”) for relief under chapter 11 of title 11 of the United States Code, §§ 101-1532, et seq. in the United States Bankruptcy Court for the District of Delaware (the “Bankruptcy Court”). The Chapter 11 Cases are being jointly administered under the caption In re: Francesca’s Holdings Corporation, et al., Case No. 20-13076 (BLS).

On May 28, 2021, the Debtors filed with the Bankruptcy Court their monthly operating report for the period beginning April 4, 2021 and ending May 1, 2021 (the “Monthly Operating Report”). This Current Report on Form 8-K, including the exhibit hereto (the “Form 8-K”), will not be deemed an admission as to the materiality of any information disclosed herein. The Monthly Operating Report and other documents filed with the Bankruptcy Court are available for review and free of charge online at https://cases.stretto.com/francescas. Documents and other information available on such website are not part of this Form 8-K and are not deemed to be incorporated by reference in this Form 8-K.

A copy of the Monthly Operating Report is furnished as Exhibit 99.1 to this report and is incorporated herein by reference. This information shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended, and is not incorporated by reference into any filing of the Company, whether made before or after the date hereof, regardless of any general incorporation language in such filing.

Cautionary Statement Regarding the Monthly Operating Report

The Company cautions investors and potential investors not to place undue reliance upon the information contained in the Monthly Operating Report, which was not prepared for the purpose of providing the basis for an investment decision relating to any of the securities of the Company. The Monthly Operating Report is limited in scope, covers a limited time period and has been prepared solely for the purpose of complying with the reporting requirements of the Bankruptcy Court. The Monthly Operating Report was not audited or reviewed by independent accountants, was not prepared in accordance with generally accepted accounting principles, is in a format prescribed by applicable bankruptcy laws or rules, and is subject to future adjustment and reconciliation. There can be no assurance that, from the perspective of an investor or potential investor in the Company’s securities, the Monthly Operating Report is complete. Results and projections set forth in the Monthly Operating Report should not be viewed as indicative of future results.

Cautionary Statement Regarding Forward-Looking Information

Certain statements in the Monthly Operating Report are “forward-looking statements” made pursuant to the safe-harbor provisions of the Private Securities Litigation Reform Act of 1995, as amended. Such forward-looking statements reflect the Company’s current expectations or beliefs concerning future events and are subject to various risks and uncertainties that may cause actual results to differ materially from those that are expected. These risks and uncertainties include, but are not limited to, the following: risks attendant to the bankruptcy process, including the Company’s ability to obtain court approval from the Bankruptcy Court with respect to the Company’s proposed plan of liquidation filed in the Chapter 11 Cases or other motions or requests made to the Bankruptcy Court throughout the course of the Chapter 11 Cases; the effects of the Chapter 11 Cases, including increased legal and other professional costs incurred in connection with the administration of the Chapter 11 Cases, on the Company’s liquidity (including the availability of operating capital during the pendency of the Chapter 11 Cases), and the results of business prospects during the Chapter 11 Cases; the length of time that the Company will operate under chapter 11 protection; risks associated with third-party motions in the Chapter 11 Cases and the Company’s ability to realize proceeds from remaining assets; Bankruptcy Court rulings in the Chapter 11 Cases and the outcome of the Chapter 11 Cases in general; risks associated with the Company’s ongoing closing of boutiques in connection with the Company’s completed asset sale; and risks related to the trading of the Company’s common stock on the OTC Pink Market and impacts from the delisting of the Company’s common stock from the Nasdaq Stock Market LLC. For additional information regarding these and other risks and uncertainties that could cause actual results to differ materially from those contained in the Company’s forward-looking statements, please refer to “Risk Factors” in the Company’s Annual Report on Form 10-K for the year ended February 2, 2020 filed with the SEC on May 1, 2020. The Company undertakes no obligation to publicly update or revise any forward-looking statement.

Item 9.01	Financial Statements and Exhibits.

(d)  Exhibits

Exhibit No.	Description
99.1	Monthly Operating Report

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

FRANCESCA’S HOLDINGS CORPORATION

Date: June 3, 2021	By:	/s/ Anthony Saccullo
Anthony Saccullo
Chief Wind-Down Officer